Note 11 - Equity Compensation	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Share-Based Payment Arrangement [Text Block]
11.	Equity Compensation

Restricted Stock Units (“RSUs”)

In May 2022, the Company granted time-based RSUs to certain employees under the Company’s 2022 Incentive Award Plan. A total of 721,000 of time-based awards were granted, which will vest ratably over a four-year period beginning on the first anniversary of the grant date and ending on May 16, 2026. During the three and six months ended June 30, 2022, the Company recognized stock compensation expense of $160. As of June 30, 2022, there are approximately 661,000 non-vested RSUs outstanding with a weighted average grant date fair value of $7.74. The unrecognized compensation costs associated with all unvested RSUs at June 30, 2022 was $4,956.

Sky Incentive Units

In May 2021, Sky granted 3,951 Sky Incentive Units to certain employees. In connection with the Yellowstone Transaction and the execution of the Third A&R Operating Agreement, the number of existing Sky Incentive Units outstanding was adjusted based on a defined unit conversion ratio to reflect the new capital structure (see Note 10) and remain Sky Incentive Units, resulting in 2,807,750 outstanding Sky Incentive Units. These Incentive Units may be exchanged for Sky Common Units at the holder’s discretion upon vesting. There were no changes to the terms or conditions of the Sky Incentive Units effected by the Yellowstone Transaction. The Sky Incentive Units are classified as equity instruments.

The Sky Incentive Units were valued as of the date of grant using the Option-Pricing Method described in the AICPA Accounting and Valuation Guide entitled Valuation of Privately Held Company Equity Securities Issued as Compensation. The Option-Pricing Method treated profit units (such as Sky Incentive Units) and the capital units outstanding at the time of the valuation (Sky’s Series A Preferred Units, Series B Preferred Units, and the Founder Units) as call options on the total equity value of Sky, with exercise (or strike) prices based on the incremental equity required to repay liquidation preferences for the various holders of Sky interests. The values of the options associated with each strike price were calculated using the Black-Scholes option pricing model based on the grant date. The Sky Incentive Units were classified as Level 3 in the fair value hierarchy. The key inputs and assumptions used in the valuation of the Sky’s Incentive Units were:

Equity value	$62,287,970
Term (in years)	5
Risk-free interest rate	0.84%
Volatility	57%

Below is a summary of activity related to the Sky Incentive Units for the six months ended June 30, 2022:

	Sky Incentive	Weighted-average grant
	Units	date fair value
Sky units outstanding as of December 31, 2021 (as previously presented)	3,951	$318.44
Sky units outstanding as of December 31, 2021 (recast for recapitalization)	2,807,750	$0.45
Granted	-	-
Forfeitures	-	-
Sky units outstanding as of June 30, 2022	2,807,750	$0.45

Vested Units outstanding as of June 30, 2022	864,015	$0.45
Non-vested Units outstanding as of June 30, 2022	1,943,735	$0.45

The Company recognizes equity-based compensation expense on a straight-line basis over the requisite service period and has elected to account for forfeitures of Sky Incentive Units if and when they occur. The Company recorded equity-based compensation expense relating to Sky Incentive Units of $85 and $171 for the three and six months ended June 30, 2022, respectively, which is recorded within General and Administrative Expenses within the statement of operations, and as a component of the non-controlling interest in the consolidated statement of changes in stockholders’ equity. The Company recorded equity-based compensation expense relating to Sky Incentive Units of $46 for the three and six months ended June 30, 2021. As of June 30, 2022, there was $871 of total unrecognized compensation expense that is expected to be recognized over a weighted-average future period of 2.7 years.